                                                                  Exhibit 99.906

                                 CERTIFICATIONS

                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

Each of the undersigned below certifies that:

     1. This report on Form N-CSR of Lord Abbett Tax-Free Income Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: May 24, 2004


                                 By: /s/ Robert S. Dow
                                     -------------------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                 By: /s/ Joan A. Binstock
                                     -------------------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO THE REGISTRANT AND WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.